Exhibit 3.53(a)

CERTIFICATE OF INCORPORATION

OF

MOUNTAIN COALS, INC.

           FIRST: The name of the corporation is Mountain Coals, Inc.

           SECOND: The address of the registered office of the Corporation in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust company.

           THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is Ten Thousand (10,000) shares of the par value of one dollar ($1.00) each, to be designated Common stock.

           FIFTH: The name and mailing address of the incorporator is James F. Hughey, Jr., 600 North 18th Street, Birmingham, Alabama 35203.

          SIXTH: The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation. The names and mailing addresses of the persons who are to serve as the directors until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

Name John M. Harbert, III Edwin M. Dixon William H. Rossman	Mailing Address P. 0. Box 1297 Birmingham, Alabama 35201 P. 0. Box 1297 Birmingham, Alabama 35201 P. 0. Box 1297 Birmingham, Alabama 35201

          SEVENTH: Election of directors need not be by ballot except and to the extent provided in the By-Laws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, and consistently with such laws, the Board of Directors is expressly Authorized to make, alter, amend or repeal the By-Laws of the Corporation, subject to the power of the holders of stock having voting power thereon to alter, amend or repeal the By-Laws made by the Board of Directors. The Corporation may in its By-Laws confer powers upon its directors in addition to the foregoing and in addition to the powers and authority expressly conferred upon them by the laws of the State of Delaware.

          EIGHTH: The directors in their discretion may submit any contract or other transaction or act for approval or ratification by the stockholders by written consent or at any meeting of the stockholders, and any contract or other transaction or act that shall be approved or be ratified by the written consent of the holders of a majority of the outstanding stock of the Corporation entitled to vote with respect to such approval or ratification or by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all of the stockholders of the Corporation, as though it had been approved or ratified by every stockholder of the Corporation.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

          I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts hereinabove stated are true, and accordingly have hereunto set my hand this 2nd day of November, 1976.

S\ James F. Hughey, Jr. JAMES F. HUGHEY, JR.

STATE OF ALABAMA COUNTY OF JEFFERSON	) ) )

          BE IT REMEMBERED, that on this 2 day of November, 1976, personally came before me, a Notary Public for said county and state, James F. Hughey, Jr., the party to the foregoing Certificate of Incorporation, known to me personally to be such, and acknowledged the said certificate to be his act and deed and that the facts stated therein are true.

           Given under my hand and seal of office the day and year aforesaid.

S\ Janet E. Lee Notary Public My commission expires: March 17, 1980

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CUMBERLAND COAL CORPORATION

INTO

MOUNTAIN COALS, INC.

          Pursuant to Section 253 of the General Corporation Law of the State of Delaware, Mountain Coals, Inc., a corporation organized and existing under the laws of Delaware (“Mountain Coals”), does hereby certify:

           First: That Mountain Coals was incorporated on the fifth day of November, 1976, pursuant to the General Corporation Law of the State of Delaware.

          Second: That Mountain Coals owns all of the issued and outstanding shares of the capital stock of Cumberland Coal Corporation, a corporation organized and existing under the laws of the State of Tennessee (“Cumberland”), which was incorporated on the 24th day of February, 1971, pursuant to the General Corporation Act of such state.

          Third: That Mountain Coals, by a resolution of its Board of Directors duly adopted at a meeting held on the 24th day of January, 1980, determined to and did merge into itself Cumberland, which resolution is in the following words, to wit:

WHEREAS, the Corporation lawfully owns all the issued and outstanding capital stock of Cumberland Coal Corporation a corporation organized and existing under the laws of Tennessee (“Cumberland”); and

WHEREAS, the Corporation desires to merge into itself Cumberland and to be possessed of all the estate, property, rights, privileges and franchises of such corporation.

Now, THEREFORE, BE IT RESOLVED, that the Corporation merge into itself, and it hereby does merge into itself Cumberland Coal Corporation, and assumes all of its liabilities and obligations; and

RESOLVED, FURTHER, that the President or a Vice-President, and the Secretary or Treasurer of the Corporation be and they hereby are directed to make and execute, under the corporate seal of the Corporation, a Certificate of Ownership and Merger setting forth a copy of the resolution to merge Cumberland Coal Corporation, and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of the State of Delaware, and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County, Delaware; and

RESOLVED, FURTHER, that the officers of the Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware which may be in anywise necessary or proper to effect such merger.

           Fourth: The effective date upon which this Certificate of Ownership and Merger shall be effective for accounting purposes is January 31, 1980.

          IN WITNESS WHEREOF, Mountain Coals, Inc., has caused its corporate seal to be affixed and this certificate to be signed by John M. Harbert, III, its President, and Edwin M. Dixon, its Secretary, this 24th day of January, 1980.

ATTEST: By S\ Illegible Secretary	MOUNTAIN COALS By S\ John M. Harbert, III President

STATE OF ALABAMA COUNTY OF SHELBY	) ) )

          Be it remembered that on this 24th day of January, A.D. 1980, personally came before me, a notary public in and for the county and state aforesaid, John M. Harbert, III, President of Mountain Coals, Inc., a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said John M. Harbert, III, as such President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to said foregoing certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

S\ Deborah M. Chapman Notary Public My commission expires: 10-30-82

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

POPLAR CREEK MINING COMPANY, INC.

INTO

MOUNTAIN COALS, INC.

          Pursuant to Section 253 of the General Corporation Law of the State of Delaware, Mountain Coals, Inc., a corporation organized and existing under the laws of Delaware (“Mountain Coals”), does hereby certify:

           First: That Mountain Coals was incorporated on the fifth day of November, 1976, pursuant to the General Corporation Law of the State of Delaware.

          Second: That Mountain Coals owns all of the issued and outstanding shares of the capital stock of Poplar Creek Mining Company, Inc., a corporation organized and existing under the laws of the State of Delaware (“Poplar Creek”), which was incorporated on the 28th day of November, 1973, pursuant to the General Corporation Law of such state.

          Third: That Mountain Coals, by a resolution of its Board of Directors duly adopted at a meeting held on the 24th day of January, 1980, determined to and did merge into itself Poplar Creek, which resolution is in the following words, to wit:

WHEREAS, the Corporation lawfully owns all the issued and outstanding capital stock of Poplar Creek Mining Company, Inc., a corporation organized and existing under the laws of Delaware (“Poplar Creek”); and

WHEREAS, the Corporation desires to merge into itself Poplar Creek and to be possessed of all the estate, property, rights, privileges and franchises of such corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation merge into itself, and it hereby does merge into itself Poplar Creek Mining Company, Inc., and assumes all of its liabilities and obligations; and

RESOLVED, FURTHER, that the President or a Vice-President, and the Secretary or Treasurer of the Corporation be and they hereby are directed to make and execute, under the corporate seal of the Corporation, a Certificate of Ownership and Merger setting forth a copy of the resolution to merge. Poplar Creek Mining Company, Inc., and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the Office of the Secretary of the State of Delaware, and a certified copy thereof in the Office of the Recorder of Deeds of Now Castle County, Delaware; and

RESOLVED, FURTHER, that the officers of the Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware which may be in anywise necessary or proper to effect such merger.

           Fourth: The effective date upon which this Certificate of Ownership and Merger shall be effective for accounting purposes is January 31, 1980.

          IN WITNESS WHEREOF, Mountain Coals, Inc., has caused its corporate seal to be affixed and this certificate to be signed by John M. Harbert, III, its President and Edwin M. Dixon, its Secretary, this 24th day of January 1980.

ATTEST: By S\ Illegible Secretary	MOUNTAIN COALS By S\ John M. Harbert, III President

S E A L

STATE OF ALABAMA COUNTY OF SHELBY	) ) )

          Be it remembered that on this 24th day of January, A.D. 1980, personally came before me, Deborah M. Chapman, notary public in and for the county and state aforesaid, John M. Harbert, III, President of Mountain Coals, Inc., a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said John M. Harbert, III, as such President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to said foregoing certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

S\ Deborah M. Chapman Notary Public My commission expires: 10-30-83

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

SQUABBLE CREEK COAL COMPANY

INTO

MOUNTAIN COALS, INC.

          Pursuant to Section 253 of the General Corporation Law of the State of Delaware, Mountain Coal, Inc., a corporation organized and existing under the laws of Delaware (“Mountain Coals”), does hereby certify:

           First: That Mountain Coals was incorporated on the fifth day of November, 1976, pursuant to the General Corporation Law of the State of Delaware.

          Second: That Mountain Coals owns all of the issued and outstanding shares of the capital stock of Squabble Creek Coal Company, a corporation organized and existing under the laws of the State of Kentucky (“Squabble Creek”), which was incorporated on the 29th day of April, 1976, pursuant to the Business Corporation Act of such state.

          Third: That Mountain Coals, by a resolution of its Board of Directors duly adopted at a meeting held on the 24th day of January, 1980, determined to and did merge into itself Squabble Creek, which resolution is in the following words, to wit:

WHEREAS, the Corporation lawfully owns all the issued and outstanding capital stock of Squabble Creek Coal Company a corporation organized and existing under the laws of Kentucky (“Squabble Creek”); and

WHEREAS, the Corporation desires to merge into itself Squabble Creek and to be possessed of all the estate, property, rights, privileges and franchises of such corporation.

NOW, THEREFORE, BE IT RESOLVED, that the Corporation merge into itself, and it hereby does merge into itself Squabble Creek Coal Company, and assumes all of its liabilities and obligations; and

RESOLVED, FURTHER, that the President or a Vice-President, and the Secretary or Treasurer of the Corporation be and they hereby are directed to make and execute, under the corporate seal of the Corporation, a Certificate of Ownership and Merger setting forth a copy of the resolution to marge Squabble Creek Coal Company, and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the Office of the Secretary of the State of Delaware, and a certified copy thereof in the Office of the Recorder of Deeds of New Castle County, Delaware; and

RESOLVED, FURTHER, that the officers of the Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware which may be in anywise necessary or proper to effect such merger.

           Fourth: The effective date upon which this Certificate of Ownership and Merger shall be effective for accounting purposes is January 31, 1980.

          IN WITNESS WHEREOF, Mountain Coals, Inc., has caused its corporate seal to be affixed and this certificate to be signed by John M. Harbert, III, its President, and Edwin M. Dixon, its Secretary, this 24th day of January, 1980.

ATTEST: By S\ Illegible Secretary	MOUNTAIN COALS By S\ John M. Harbert, III President

S E A L

STATE OF ALABAMA COUNTY OF SHELBY	) ) )

          Be it remembered that on this 24th day of January A.D. 1980, personally came before me, Deborah M. Chapman, a notary public in and for the county and state aforesaid, John M. Harbert, III, President of Mountain Coals, Inc., a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said John M. Harbert, III, as such President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said President and of the Secretary of said corporation to said foregoing certificate are in the handwriting of the said President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

S\ Deborah M. Chapman Notary Public My commission expires: 10-30-83

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

BUCKHORN PROCESSING COMPANY AND

MCI MINING CORPORATION INTO

CYPRUS MOUNTAIN COALS CORPORATION

(Pursuant to Section 253 of the General Corporation Law of Delaware and Section 271 B.1 1-010-070 of the Kentucky Business Corporation Act)

           Cyprus Mountain Coals Corporation, a Delaware corporation (the "Corporation"). does hereby certify:

           FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

          SECOND: That the Corporation owns all of the outstanding shares of the capital stock of Buckhorn Processing Company, a Kentucky corporation, and MCI Mining Corporation, a Kentucky corporation.

           THIRD. That the effective date of the merger will be December 30, 1992.

          FOURTH: That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 30th day of December, 1992, determined to merge into itself Buckhorn Processing Company and MCI Mining Corporation on the conditions set forth in such resolutions:

RESOLVED, that the Corporation merge into itself its subsidiaries, Buckhorn Processing Company, a Kentucky corporation, and MCI Mining Corporation, a Kentucky corporation, and assume all of said subsidiaries’ liabilities and obligations; and further

RESOLVED, that the President, any Senior Vice President, any Vice President and the Secretary or any Assistant Secretary of this Corporation, be, and each of them hereby is, directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of the resolution to merge said Buckhorn Processing Company and said MCI Mining Corporation into this Corporation and to assume said subsidiaries’ liabilities and obligations and to file the same in the office of the Secretary of State of Delaware, and certified copies thereof in the office of the Recorder of Deeds of New Castle County; and further

RESOLVED, that the following Plan of Merger is hereby approved by Cyprus Mountain Coals Corporation as the sole owner of the outstanding shares of Buckhorn Processing Company and MCI Mining Corporation:

PLAN OF MERGER

Each of: Buckhorn Processing Company, a Kentucky corporation, all of the 1,000 outstanding shares of which are owned by Cyprus Mountain Coal Corporation; and MCI Mining Corporation, a Kentucky corporation, all of the 1,000 outstanding shares of which are owned by Cyprus Mountain Coals Corporation; shall be merged into Cyprus Mountain Coals Corporation, a Delaware corporation, all of the 1,000 outstanding shares of which are owned by Cyprus Coal Company, and Cyprus Mountain Coals Corporation shall be the surviving corporation.

The merger of Buckhorn Processing Company and MCI Mining Corporation into Cyprus Mountain Coals Corporation is conditional upon the approval of this Plan of Merger by the Board of Directors of Cyprus Mountain Coals Corporation and the filing of Articles of Merger with the Delaware Secretary of State and the Secretary of State of the Commonwealth of Kentucky respectively.

Upon the effectiveness of the merger, each outstanding share of Buckhorn Processing Company and MCI Mining Corporation shall be cancelled and each outstanding share of Cyprus Mountain Coals Corporation shall remain issued and outstanding.

          IN WITNESS WHEREOF, said Cyprus Mountain Coals Corporation has caused this certificate to be signed by Joseph Caffarelli, Jr., its Vice President, and Deborah J. Friedman, its Assistant Secretary, this 30th day of December, 1992.

CYPRUS MOUNTAIN COALS CORPORATION By: /s/ Joseph Caffarelli, Jr. Vice President

ATTEST:

BY: /s/ Deborah J. Friedman
Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

MOUNTAIN COALS, INC.

          It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is Mountain Coals, Inc.

          2. The Certificate of Incorporation of the Corporation is hereby amended by striking out the entire Article FIRST thereof and by substituting in lieu of said Article the following new Article:

"FIRST: The name of the corporation is CYPRUS MOUNTAIN COALS CORPORATION."

          3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

          4. The effective date of the Amendment herein certified shall be the date of filing.

           Signed and attested to on June 5, 1987.

/s/ Chester B. Stone, Jr. Chester B. Stone, Jr. Executive Vice President

ATTEST:

/s/ Deborah J. Friedman
Deborah J. Friedman
Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

CYPRUS MOUNTAIN COALS CORPORATION

          It is hereby certified that:

          1. The name of the Corporation (hereinafter called the "Corporation") is Cyprus Mountain Coals Corporation.

          2. The Articles of Incorporation of the Corporation are hereby amended by changing the first Article thereof so that, as amended, said Article shall read as follows:

"FIRST: The name of the corporation is: Mountain Coals Corporation."

          3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

          4. The effective date of the Amendment herein certified shall be the date of filing.

           Signed and attested this the 30th day of June, 1998.

CYPRUS MOUNTAIN COALS CORPORATION By: /s/ Scott Dyer Title: Vice President